UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 15, 2020

(Date of Report - Date of earliest event reported on)

Community Bancorp.

(Exact name of Registrant as Specified in its Charter)

Vermont	000-16435	03-0284070
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4811 US Route 5, Derby, Vermont	05829
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number: (802) 334-7915

Not Applicable

(Former name, former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 203.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: NONE

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
(Not Applicable)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ( )

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. (  )

Item 8.01. Other Events

On July 15, 2020, the Board of Directors of Community Bancorp. (the “Company”) (OTCQX: CMTV), the parent company of Community National Bank, established October 6, 2020 as the date of the Company’s 2020 annual meeting of shareholders (the “2020 Annual Meeting”). The Company’s annual meeting of shareholders is traditionally held in May, but was postponed this year due to the COVID-19 outbreak and the Vermont Governor’s stay-at-home order. Also on July 15 the Board decided to hold the 2020 Annual Meeting electronically, in a virtual meeting format.

Pursuant to Securities Exchange Act Rule 14a-5(f), this Report is being filed to inform the shareholders of the rescheduled meeting date and to provide information regarding the adjusted deadlines for submission of shareholder proposals intended to be included in the Company’s proxy statement for the 2020 Annual Meeting under Securities Exchange Act Rule 14a-8, and shareholder proposals submitted outside the Rule 14a-8 process.

Because the 2020 Annual Meeting will be held more than thirty (30) days after the anniversary date of the Company’s 2019 annual meeting of shareholders, in accordance with Rule 14a-8, the deadline for receipt of shareholder proposals intended to be included in the Company’s proxy statement for the 2020 Annual Meeting has been extended to July 30, 2020, which the Company believes to be a reasonable time prior to mailing the proxy materials for the 2020 Annual Meeting. Any such proposals must comply with the requirements of Rule 14a-8 and the interpretations of the Rule, and may be omitted from the 2020 proxy statement if not in compliance with applicable requirements.

Additionally, the Company has extended the deadline contained in Section 2.13 of the Company’s Bylaws for submitting advance notice of the nomination of a candidate for election to the Board and any non-Rule 14a-8 shareholder proposal to July 27, 2020. Any such notice must be received by July 27 2020 and otherwise comply with the applicable advance notice provisions set forth in Section 2.13 of the Company’s Bylaws in order to be considered at the 2020 Annual Meeting. A copy of the Company’s Bylaws is filed with the Securities and Exchange Commission as Exhibit 3(iii) to the Company’s Current Report on Form 8-K filed on March 14, 2013. Shareholders are urged to read the complete text of the Bylaws.

Any shareholder proposals, whether submitted pursuant to Section 2.13 of the Company’s Bylaws or pursuant to Exchange Act Rule 14a-8, must be timely directed to: Corporate Secretary, Community Bancorp., 4811 US Route 5, Newport, VT 05855.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANCORP.

DATED: July 15, 2020	/s/ Kathryn M. Austin
Kathryn M. Austin, President &
Chief Executive Officer

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